Exhibit 10.45

AIRCRAFT PURCHASE AGREEMENT

This Aircraft Purchase Agreement (“Agreement”) is entered into as of February 16, 2006, between and among Wilmington Trust Company, not in its individual capacity but solely as owner trustee (“Seller”), of a trust described on Schedule 1 (“Trust”) and beneficially owned by Marathon Structured Finance Fund, L.P. (“Marathon”) through Marathon’s participation in the beneficial interest in a trust estate, Marathon, and Hawaiian Airlines, Inc. (“Purchaser”).

WHEREAS, pursuant to that certain Letter of Intent dated as of February 10, 2006 (“Letter of Intent”) Purchaser agreed to purchase from the Seller, and Seller agreed to sell to the Purchaser, among other things, three (3) used Boeing 767-332 aircraft, in passenger configuration, bearing manufacturer’s serial numbers 23275, 23277 and 23278 and FAA (as defined below) registration numbers N116DL, N118DL, and N119DL, respectively, and six (6) General Electric Model CF6-80A2 aircraft engines bearing, respectively, manufacturer’s serial numbers 580314 and 580315 (N116DL), 580317 and 580318 (N118DL), and 580319 and 580320 (N119DL), and including all installed, appurtenant, and loose parts and equipment (whether or not installed on board) and all logs, manuals, drawings, and other technical documentation and Technical Records (as defined below) associated therewith (collectively, the “Aircraft”). for the required Purchase Price (as defined below).

NOW, THEREFORE, for and in consideration of the premises and covenants herein contained the parties hereto agree as follows:

1.                                      DEFINITIONS

1.1                               “Agreement” has the meaning set forth in the preamble hereto;

1.2                               “Aircraft” means the aircraft described in the recitals hereto;

1.3                               “Bill of Sale” shall mean an executed Bill of Sale in substantially the form of Exhibit B hereto that will not be filed with the FAA;

1.4                               “Closing Date” shall mean a date on or prior to February 22, 2006 which is mutually agreed by Seller and Purchaser;

1.5                               “Delivery” means the transfer on the Closing Date of full legal and marketable title to the Aircraft by Seller to Purchaser hereunder, free of all Security Interests; provided that for the purposes of this definition and this Agreement, satisfaction (or waiver by the Purchaser) of the conditions in Section 4.2 and satisfaction (or waiver by the Seller) of the conditions in Section 4.1 shall constitute Delivery of the Aircraft;

1.6                               “Delta” means Delta Air Lines, Inc.;

1.7                               “Escrow Agent” means Orrick, Herrington & Sutcliffe LLP or such successor escrow agent in accordance with the Escrow Instructions;

1.8                               “Escrow Instructions” means that certain Escrow Agreement dated as of February 16, 2006, between and among Purchaser, Seller, and the Escrow Agent;

1.9                               “Existing Mortgages” means each of those certain Trust Indenture and Security Agreements in respect of each respective Aircraft, each dated as of December 1, 1986, and each recorded with the FAA on January 15, 1987, which Existing Mortgages shall be released by the Indenture Trustee upon receipt of the Purchase Price;

1.10                        “Existing Structure” means the current leveraged lease structures whereby each of the Aircraft (i) were subject to Leases by Delta, as lessee, but which Leases were subsequently rejected by Delta in its currently pending chapter 11 bankruptcy case, (ii) is owned by Seller, in its capacity as owner trustee, (iii) is beneficially owned by Marathon through Marathon’s participation in the beneficial interest in a trust estate, (iv) is subject to debt owed to the Indenture Trustee for the benefit of the Loan Participants, and (v) is subject to an Existing Mortgage in favor of the Indenture Trustee for the benefit of the Loan Participants;

1.11                        “FAA” means the United States Federal Aviation Administration;

1.12                        “FAA Bills of Sale” means an executed A/C Form 8050-2 FAA Aircraft Bill of Sale in respect of the Aircraft in form acceptable for recording with the FAA;

1.13                        “FAA Counsel” Daugherty, Fowler, Peregrin & Haught, a professional corporation;

1.14                        “FAA Registration Application” means an executed A/C Form 8050-1 FAA Registration Application;

1.15                        “Indenture Trustee” means JP Morgan Chase Bank acting as indenture trustee for the Loan Participants;

1.16                        “Leases” means the leveraged lease structure whereby each of the Aircraft were subject to a lease by Delta, as lessee;

1.17                        “Letter of Intent” has the meaning set forth in the preamble hereto;

1.18                        “Loan Participants” means a group of financial institutions;

1.19                        “Marathon” has the meaning set forth in the preamble hereto;

1.20                        “New York UCC” means the Uniform Commercial Code in effect in the State of New York;

1.21                        “Pending Foreclosure” means the pending public sale of the Aircraft by the Loan Participants under the Existing Structure scheduled to be held on February 27, 2006 at 10:00 a.m.;

1.22                        “Purchaser” has the meaning set forth in the preamble hereto;

1.23                        “Purchase Price” has the meaning set forth in Section 5.1 hereof;

1.24                        “Redemption” means Seller’s execution of Seller’s right to redeem the Aircraft pursuant to Section 9-623 of the New York UCC;

1.25                        “Releases” has the meaning set forth in Section 4.2(e) hereof;

1.26                        “Security Deposit” has the meaning set forth in Section 5.1 hereof;

1.27                        “Security Interest” means any mortgage, including the Existing Mortgages, charge, pledge, lien, encumbrance, assignment, hypothecation, right of set-off or any other agreement or arrangement having the effect of conferring security not constituted by or against Purchaser;

1.28                        “Seller” has the meaning set forth in the preamble hereto;

1.29                        “Taxes” means any and all present and future taxes, duties, withholdings, levies, assessments, imposts, fees, and other governmental charges of all kinds (including without limitation any value added or similar tax and any stamp, documentary, registration or similar tax), together with any penalties, fines, surcharges and interest thereon and any additions thereto;

1.30                        “Technical Records” means all Aircraft and engine technical and maintenance records including, but not limited to, current Aircraft Maintenance Manuals, Aircraft Maintenance Records, Illustrated Parts Catalogue, Aircraft Wiring Manuals, Fault Isolation Manuals, and Structural Repair Manuals;

1.31                        “Third Party Liability Event” has the meaning set forth in Section 9.1 hereof;

1.32                        “Transaction Documents” means this Agreement, the FAA Bills of Sale, the Bill of Sale, the Releases, the Escrow Instructions, any agreement amending or supplementing any of the foregoing documents, and any agreement or document executed or delivered, or required to be executed and delivered, in connection with any of the foregoing documents;

1.33                        “Trust” has the meaning set forth in the preamble hereto; and

1.34                        “Trust Agreement” means the trust agreement described in Schedule 1 hereto;

2.                                      REPRESENTATIONS AND WARRANTIES

2.1                               Seller’s Representations and Warranties:  Seller represents and warrants to Purchaser that the following statements are at the date hereof true and accurate:

(a)                                  Seller is a national banking association organized and existing under the laws of the United States of America and has the power to enter into and implement the transactions contemplated by the Transaction Documents; and

(b)                                 the execution, delivery and performance of the Transaction Documents to which it is a party has been duly authorized by all necessary action on the part of Seller.

2.2                               Purchaser’s Representations and Warranties:  Purchaser represents and warrants to Seller that the following statements are true and accurate at the date hereof:

(a)                                  Purchaser is a corporation organized and existing under the laws of the State of Delaware and has the power to enter into and implement the transactions contemplated by the Transaction Documents; and

(b)                                 the execution, delivery, and performance of the Transaction Documents to which it is a party has been duly authorized by all necessary action on the part of Purchaser.

2.3                               Marathon’s Representations and Warranties:  Marathon represents and warrants to Purchaser that the following statements are true and accurate at the date hereof:

(a)                                  Marathon is a limited partnership organized and existing under the laws of Delaware and has the power to enter into and implement the transactions contemplated by the Transaction Documents;

(b)                                 the execution, delivery and performance of the Transaction Documents to which it is a party has been duly authorized by all necessary action on the part of Marathon; and

(c)                                  Marathon has the power and authority to direct Seller to take all actions necessary to authorize and instruct Seller to perform the actions contemplated by the Transaction Documents (and no further consents are required), and Marathon has taken all actions necessary to authorize and instruct Seller to perform the actions contemplated by the Transaction Documents; and

(d)                                 the United States Bankruptcy Court for the Southern District of New York has entered an order approving Delta’s rejection of the Leases.

3.                                      AGREEMENT TO SELL AND PURCHASE

3.1                               Agreement:  Subject to the provisions of this Agreement including Section 7 hereof, Seller agrees to sell the Aircraft to Purchaser, and Purchaser agrees to purchase the Aircraft from Seller in an “AS-IS, WHERE-IS” condition upon Delivery as of the Closing Date.

3.2                               Closing Date:    The Delivery of the Aircraft shall occur on the Closing Date upon satisfaction (or waiver by the applicable party) of the conditions precedent set forth in Section 4 hereof, time being of the essence of this Agreement. No adjournment of the Closing Date shall occur, and if the Delivery does not occur on or prior to February 22, 2006 (i.e. if the conditions in Section 4 are not satisfied or waived on or prior to such date), Purchaser’s obligation to purchase the Aircraft shall automatically terminate, in which event (a) the Security Deposit and any income thereon shall be distributed by the Escrow Agent to the Seller or the Purchaser in accordance with Section 5.2 hereof and (b) the balance of the Purchase Price and all other amounts deposited by the Purchaser into the escrow account and income thereon shall be refunded to the Purchaser by the Escrow Agent within three (3) calendar days following the date of Purchaser’s request thereof.

3.3                               Beneficial Owner:  Upon release of all or a portion of the Purchase Price to the Indenture Trustee in accordance with the Escrow Instructions on the Closing Date (which will occur when the conditions in Section 4 have been satisfied or waived in accordance with Section 4), Purchaser shall be deemed to be the beneficial owner of the Aircraft for all purposes.

3.4                               Transfer of Title:  Subject to the provisions of this Agreement and by virtue of Delivery and the satisfaction or waiver of the conditions in Section 4.2, Seller shall pass to Purchaser full legal and marketable title to the Aircraft free of Security Interests.

3.5                               Risk:  Notwithstanding any provision hereof to the contrary, risk of loss or destruction of the Aircraft or damage to the Aircraft shall pass from Seller to Purchaser only upon Delivery on the Closing Date.

4.                                      CONDITIONS PRECEDENT

4.1                               Seller Conditions:  The obligation of Seller to sell the Aircraft to Purchaser shall be subject to fulfillment of the following conditions precedent on or prior to the Closing Date (except to the extent that Seller agrees in writing in its absolute discretion to waive or defer any such condition):

(a)                                  Seller shall have received a copy of the Escrow Instructions duly executed by Purchaser and the Escrow Agent;

(b)                                 Seller shall have received the Purchase Price;

(c)                                  Seller shall have received a copy of this Agreement duly executed by Purchaser;

(d)                                 Seller shall have received a duly executed copy of the Aircraft or Aircraft Parts Exemption Certificate; and

(e)                                  The representations given by Purchaser shall be true and accurate on the Closing Date.

4.2                               Purchaser Conditions:  The obligation of Purchaser to purchase the Aircraft from Seller shall be subject to fulfillment of each of the following conditions precedent on or prior to the Closing Date (except to the extent that Purchaser agrees in writing in its absolute discretion to waive or defer any such condition):

(a)                                  Purchaser shall have received a copy of the Escrow Instructions duly executed by Seller and the Escrow Agent;

(b)                                 Purchaser shall have received a copy of this Agreement duly executed by Seller and Marathon;

(c)                                  Purchaser shall have received FAA Bills of Sale for each of the Aircraft duly executed by Seller;

(d)                                 Purchaser shall have received the Bill of Sale duly executed by Seller;

(e)                                  Purchaser or Purchaser’s FAA Counsel shall have received (i) the release of the Existing Mortgage and all other Security Interests, if any, against the Aircraft in recordable format for filing with the FAA (“Releases”) and (ii) authorization by the Indenture Trustee to release the Releases for recording with the FAA;

(f)                                    No consummation of the Pending Foreclosure;

(g)                                 Consummation of the Redemption; and

(h)                                 The representations given by Seller and Marathon shall be true and accurate on the Closing Date.

5.                                      PURCHASE PRICE

5.1                               Purchase Price:  The price for the Aircraft is Twenty Four Million United States Dollars (“US$24,000,000”) in cash for all the Aircraft (i.e. US$8,000,000 per Aircraft), which amount shall be satisfied by Purchaser’s payment to the Escrow Agent (a) on the date hereof of a security deposit in the amount of US$1,500,000 (“Security Deposit”) and (b) on or before February 21, 2006 of the US$22,500,000 balance of the Purchase Price all in accordance with the Escrow Instructions set forth in Exhibit A.

5.2                               Security Deposit/Partial Prepayment/Refund:  The Security Deposit shall become a partial prepayment of the Purchase Price owed by Purchaser to Seller, fully earned, and non-refundable, and the Seller shall have the right to receive the Security Deposit and any income earned thereon from the Escrow Agent within three (3) calendar days after the Seller’s request therefor if the Delivery does not occur on or before February 22, 2006 (i.e. if the conditions set forth in Section 4 are not satisfied or waived prior to such date), except (i) in the event of the occurrence of the Pending Foreclosure prior to the effectuation of the Redemption, (ii) in the event of default by Seller under this Purchase Agreement, (iii) in the event Delivery does not occur on or prior to February 22, 2006 as provided in Section 3.2 hereof for a reason other than a breach by the Purchaser of its obligations under this Agreement, or (iv) in the event of a total or partial loss of the Aircraft prior to Delivery, and in each such case set forth in clauses (i) through (iv) of this sentence, Purchaser’s obligation to purchase the Aircraft shall automatically terminate and the Security Deposit and the balance of the Purchase Price and all other amounts deposited by the Purchaser into the escrow account and any income thereon shall be refunded to the Purchaser within three (3) calendar days following the date of Purchaser’s request thereof.

6.                                      DELIVERY

6.1                               Delivery:  Subject to the provisions of Section 3 and satisfaction (or waiver by the applicable party) of the conditions precedent set out in Sections 4.1 and 4.2, Seller shall effect the transfer of title to the Aircraft to Purchaser on the Closing Date by duly executing and delivering the FAA Bills of Sale and the Bill of Sale, and delivering the Releases to Purchaser. Upon delivery of the FAA Bills of Sale, the Bill of Sale, and the Releases to Purchaser and payment of the Purchase Price to Seller, title to the Aircraft shall pass from Seller to Purchaser. It is understood that the receipt of the Releases by the

Purchaser’s FAA Counsel and authorization by the Indenture Trustee to release the Releases for recording with the FAA shall constitute receipt of such Releases hereunder by the Purchaser sufficient for the Purchaser to authorize the Escrow Agent (upon satisfaction (or waiver by the applicable party) of all other conditions in Section 4) to wire to the Indenture Trustee the amount required to consummate the Redemption.

6.2                               Delivery Location:  The FAA Bills of Sale, the Bill of Sale, and the Releases shall be delivered to Purchaser (or FAA Counsel) while the Aircraft is located on the ground at Southern California Aviation in Victorville, California (the “Delivery Location”). Purchaser shall be solely responsible for taking physical possession of the Aircraft at its current location at Southern California Aviation in Victorville, California.

6.3                               Tender and Acceptance of Delivery:  On the Closing Date, subject to the provisions of Section 3 and satisfaction (or waiver by the applicable party) of the conditions precedent set out in Sections 4.1 and 4.2, Seller shall tender the Aircraft for Delivery and Purchaser shall acknowledge acceptance of the Aircraft, by execution and delivery of an acceptance certificate in substantially the same form as Exhibit C hereto.

7.                                      CONDITION OF AIRCRAFT

7.1                               Disclaimers:  Each of the Aircraft is being conveyed “AS-IS, WHERE-IS” upon Delivery as of the Closing Date, with all faults and without any representation, warranty, or guarantee of any kind being made or given by the Seller or its servants or agents, express or implied, arising by law or otherwise, other than as expressly provided for herein.

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, THE SELLER SPECIFICALLY DISCLAIMS, AND EXCLUDES FROM THIS AGREEMENT, OTHER THAN AS EXPRESSLY PROVIDED HEREIN, AND PURCHASER BY THE ACCEPTANCE HEREOF EXPRESSLY WAIVES: (a) ANY WARRANTY AS TO THE AIRWORTHINESS, VALUE, DESIGN, QUALITY, DURABILITY, COMPLIANCE WITH SPECIFICATIONS, MANUFACTURE, OPERATIONS, OR CONDITION OF THE AIRCRAFT, THE EQUIPMENT INSTALLED THEREON, OR ANY DAMAGE THERETO; (b) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF MERCHANTABILITY OR FITNESS FOR USE OR FOR A PARTICULAR PURPOSE; (c) ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY OF FREEDOM FROM ANY RIGHTFUL CLAIM BY WAY OF INFRINGEMENT OR THE LIKE (INCLUDING WITHOUT LIMITATION, INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT); (d) ANY IMPLIED REPRESENTATION OR WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE WITH RESPECT TO THE AIRCRAFT; (e) ANY EXPRESS OR IMPLIED WARRANTY REGARDING THE CONDITION OF THE AIRCRAFT; AND (f) ANY OBLIGATION OR LIABILITY OF ANY OF SELLER OR MARATHON ARISING IN CONTRACT OR IN TORT (INCLUDING STRICT LIABILITY OR SUCH AS MAY ARISE BY REASON OF SUCH PERSON’S NEGLIGENCE NOT CONSTITUTING GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) ACTUAL OR IMPUTED, OR IN STRICT LIABILITY, INCLUDING ANY OBLIGATION OR LIABILITY FOR LOSS OF USE, REVENUE OR PROFIT, WITH RESPECT TO THE AIRCRAFT OR

FOR ANY LIABILITY OF SELLER OR MARATHON TO ANY THIRD PARTY OR ANY OTHER DIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGE WHATSOEVER WITH RESPECT TO THE AIRCRAFT.

7.2                               Acceptance of Delivery:  DELIVERY OF THE AIRCRAFT BY THE SELLER, ACCEPTANCE OF THE AIRCRAFT BY PURCHASER AND, THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED BY THE TRANSACTION DOCUMENTS SHALL BE CONCLUSIVE PROOF, AS BETWEEN PURCHASER AND SELLER, THAT PURCHASER HAS EXAMINED AND INVESTIGATED THE AIRCRAFT AND EACH PART THEREOF AND THAT THE AIRCRAFT ARE IN EVERY WAY SATISFACTORY TO PURCHASER.

NOTWITHSTANDING THE FOREGOING, PRIOR TO AND/OR AFTER DELIVERY, SELLER SHALL (AT PURCHASER’S SOLE COST AND EXPENSE) COOPERATE WITH PURCHASER AS REASONABLY NECESSARY (I) TO OBTAIN VALID CERTIFICATES OF AIRWORTHINESS FOR THE AIRCRAFT (IT BEING UNDERSTOOD THAT SELLER GIVES NO REPRESENTATION, WARRANTY OR ASSURANCE OF ANY KIND THAT SUCH CERTIFICATES CAN BE OBTAINED), (II) TO ENSURE THE AIRCRAFT COMPLY WITH SUCH CERTIFICATES, (III) TO OBTAIN, AND BE IN COMPLIANCE WITH, CURRENT AND VALID REGISTRATION FOR THE AIRCRAFT, AND (IV) TO OBTAIN, AND IF NECESSARY RECREATE, ALL TECHNICAL RECORDS (IT BEING UNDERSTOOD THAT SELLER GIVES NO REPRESENTATION, WARRANTY OR ASSURANCE OF ANY KIND THAT SUCH TECHNICAL RECORDS CAN BE OBTAINED OR RECREATED).

8.                                      MANUFACTURER’S WARRANTIES

8.1                               Manufacturer Warranties. Effective upon Delivery as of the Closing Date, Seller hereby assigns to Purchaser all Seller’s rights, title, and interest (to the extent that such assignment is permitted by the terms hereof) in:

(a)                                  All agreements with the Aircraft and engine manufactures or any third party supplier or maintenance provider relating to the applicable Aircraft and engine warranties, if any.

It is understood that Seller gives no representation, warranty or assurance of any kind that any of the foregoing can be accomplished or that any such assignment will be effective.

8.2                               Further Assurances with Respect to Manufacturer Warranties:  Seller agrees on request by Purchaser to give notice of such assignment to the manufacturers or any third party supplier or maintenance provider. Seller also hereby grants to Purchaser rights of subrogation relating to any claim which Seller may have under such warranties concerning the Aircraft, and any engines or parts. Seller shall execute and deliver appropriate instruments and take such other action as Purchaser may reasonably request and as may be reasonably necessary to secure such rights and protection for Purchaser.

9.                                      INDEMNITY AND TAXES

9.1                               Indemnity:  Seller and Marathon, jointly and severally, agree to indemnify Purchaser and its officers, directors, employees, agents, and affiliates against any liability to a third party which any such person may incur in relation to the Aircraft to the extent such liability arises out of an event that occurred prior to Delivery of the Aircraft to Purchaser (“Third Party Liability Event”), to the extent Seller or Marathon would have recourse to Delta or the prior operator for such amounts and does in fact recover from Delta or such prior operator for such liability. For the avoidance of doubt, (a) the indemnity by Seller and Marathon is being provided on a non-recourse basis, in that it will be limited to the amount, if any, that Seller and Marathon actually recover from Delta or the prior operator of the Aircraft on account of the Third Party Liability Event, and (b) any amount received by Seller Marathon from Delta or the prior operator on account of any claim other than a claim for indemnity for the Third Party Liability Event, including without limitation amounts received on account of Delta’s or the prior operator’s rejection of any of the Leases, any tax indemnity claim, or any administrative claim against Delta or the prior operator, will not be deemed to have been recovered from Delta or the prior operator for the purposes of this indemnity and will therefore not be available to fund the indemnity hereunder with respect to any Third Party Liability Event.

9.2                               Taxes:  Purchaser shall be responsible for all sales, use, transfer, value added, and similar taxes arising in connection with the sale of the Aircraft, other than taxes assessed against a party attributable to such party’s overall income, profits, or gains. The parties shall cooperate (at the expense of the party requesting action to be taken) in order to minimize the imposition of any such taxes.

10.                               FURTHER PROVISIONS

10.1                        Further Assurances:  Seller agrees from time to time to do and perform, at Purchaser’s expense (except in the case of delivery of the Releases which shall be accomplished at Seller’s sole cost and expense), such other and further acts and execute and deliver any and all such other instruments as may be required by law or reasonably requested by Purchaser to establish, maintain, and protect the rights and remedies of the parties as set forth herein and to carry out and effect the intent and purpose of this Agreement.

10.2                        Rights Cumulative, Waivers:  The rights of each of the parties under this Agreement are cumulative, may be exercised as often as each party considers appropriate and are in addition to its rights under applicable law. The rights of each of the parties (whether arising under this Agreement or the applicable law) shall not be capable of being waived or varied otherwise than by an express waiver or variation in writing; and in particular any failure to exercise or any delay in exercising any of such rights shall not operate as a waiver or variation of that or any other such right; any defective or partial exercise of any of such rights shall not preclude any other or further exercise of that or any other such right; and no act or course of conduct or negotiation on the part of either party or on its behalf shall in any way preclude it from exercising any such right or constitute a suspension or any variation of any such right.

10.3                        Amendments:  The provisions of this Agreement shall not be varied otherwise than by an instrument in writing executed by or on behalf of the parties hereto.

10.4                        Notices:  Unless otherwise expressly provided herein, all notices, instructions, demands, and other communications hereunder shall be in writing and shall be delivered personally, sent via Federal Express or other express courier service, effective upon delivery or refusal of attempted delivery, or sent by registered or certified mail, postage prepaid and return receipt requested, or sent by facsimile transmission, with a confirming copy sent by air mail, postage prepaid, and the date of personal delivery or facsimile transmission or 7 business days after the date of mailing (other than in the case of the mailing of a confirming copy of a facsimile transmission), as the case may be, shall be the date of such notice, in each case addressed to:

Seller:

Wilmington Trust Company

Rodney Square North

1110 North Market Street

Wilmington, Delaware 19801

Attn: Anita Roselli

Telephone: (302) 636-6198

Facsimile: (302) 636-6140

Marathon Structured Finance Fund, L.P.
461 Fifth Avenue
New York, New York 10017
Attention: Mr. Louis Hanover

Telephone: (212) 381-4431
Facsimile: (212) 381-4498

with copy to:

Bruce C. Silvers, Esq.
Bingham McCutchen LLP
One State Street
Hartford, Connecticut 06103

Telephone: (860) 240-2943
Facsimile: (860) 240-2561

Purchaser:

Hawaiian Airlines, Inc.

3375 Koapaka St., Suite G 350

Honolulu, Hawaii 96819

Attn: Executive Vice President and Chief Financial Officer

Telephone: (808) 835-3700
Facsimile: (808) 835-3695

with copy to:

Ronald W. Goldberg, Esq.

Orrick, Herrington & Sutcliffe LLP

777 South Figueroa Street, Suite 3200

Los Angeles, California 90017

Telephone: (213) 612-2382
Facsimile: (213) 612-2499

10.5                        Entire Agreement:  This Agreement and the Escrow Instructions constitute the entire agreement between the parties hereto in relation to the sale and purchase of the Aircraft and supersede all previous proposals, agreements, and other written and oral communications in relation thereto.

10.6                        Costs and Expenses:

(a)                                  Each party shall bear its own fees, costs, and expenses in connection with the preparation, negotiation, and completion of this Agreement and performance of the transactions contemplated hereby, except as expressly provided herein. Should a dispute arise between the parties in connection with this Agreement, the prevailing party shall be entitled to reimbursement of reasonable legal fees in connection with any litigation occurring as a result of that dispute.

(b)                                 For the avoidance of doubt, Purchaser shall not be responsible for any broker’s fees, commissions, or expenses relating to the sale of the Aircraft by Seller.

10.7                        Counterparts:  This Agreement may be executed in any number of separate counterparts by the parties, and each counterpart shall when executed and delivered be an original document, but all counterparts shall together constitute one and the same instrument.

11.                               LAW AND JURISDICTION

11.1                        Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial:

(a)                                  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE SELLER, THE PURCHASER, AND MARATHON HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b)                                 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE SELLER, PURCHASER, AND MARATHON HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH OF THE SELLER, THE PURCHASER, AND

MARATHON HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH PERSON, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH PERSON. EACH OF THE SELLER AND THE PURCHASER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID TO SUCH PERSON, AT ITS ADDRESS FOR NOTICES PURSUANT TO SECTION 10.4 HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN (10) DAYS AFTER SUCH MAILING. EACH OF THE SELLER AND THE PURCHASER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF EACH OF THE SELLER, THE PURCHASER AND MARATHON TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE OTHER PARTY IN ANY OTHER JURISDICTION.

(c)                                  EACH OF THE SELLER, THE PURCHASER, AND MARATHON HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (b) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE SELLER, PURCHASER AND MARATHON FURTHER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN ANY COURT OR JURISDICTION, INCLUDING, WITHOUT LIMITATION, THOSE REFERRED TO IN CLAUSE (b) ABOVE, IN RESPECT OF ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.

12.                               BROKERS AND OTHER THIRD PARTIES

12.1                        No Brokers: Other than Purchaser’s retention of CIT to facility the procurement of the Aircraft, each of the parties hereby represents and warrants to the other that it has not paid, agreed to pay, or caused to be paid directly or indirectly in any form, any commission, percentage, contingent fee, brokerage or other similar payments of any kind, in connection with the establishment or operation of this Agreement, to any person (other than fees payable by each party to its legal advisers).

12.2                        Indemnity: Each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs, and expenses (including, but not limited to reasonable attorneys’ fees) asserted by any agent, broker, or other third party, against a counterparty to this Agreement or the other Transaction Documents for any commission or compensation of any nature whatsoever based upon this Agreement or the Transaction Documents or the Aircraft, if such claim, suit, damage, cost, or expense arises out of any breach by the indemnifying party, its employees, or agents of Section 12.1 hereof.

12.3                        Limitation of Owner Trustee Liability: It is expressly understood and agreed by the parties that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as owner trustee, in the exercise of the powers and authority conferred and vested in it, pursuant to the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first shown above.

SELLER:

Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By	/S/ Anita Roselli
Name: Anita Roselli
Title: Financial Services Officer

PURCHASER:

Hawaiian Airlines, Inc.

By	/S/ Peter Ingram
Name: Peter Ingram
Title: Executive Vice President, Chief Financial Officer & Treasurer

By	/S/ H. Norman Davies, Jr.
Name: H. Norman Davies, Jr.
Title: Executive Vice President - Operations

MARATHON:

Marathon Structured Finance Fund, L.P.

By	/S/ Louis Hanover
Name: Louis Hanover
Title: Chief Investment Officer

SCHEDULE 1

DESCRIPTION OF TRUST

Trust Agreement (Delta 1986-7, 8 &9) dated as of October 1, 1992 between The First National Bank of Boston and Wilmington Trust Company, as Owner Trustee.

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